SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 5
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

         This amendment dated as of April 30, 2004, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware business trust, and A I M Advisors, Inc., a Delaware corporation.

                              W I T N E S S E T H:

         WHEREAS, the parties desire to amend the Agreement to add AIM V.I. Real Estate Fund, INVESCO VIF - Core Equity Fund, INVESCO VIF - Dynamics Fund, INVESCO VIF - Financial Services Fund, INVESCO VIF - Health Sciences Fund, INVESCO VIF - Leisure Fund, INVESCO VIF - Small Company Growth Fund, INVESCO VIF - Technology Fund, INVESCO VIF - Total Return Fund and INVESCO VIF - Utilities Fund, and to remove AIM V.I. Global Utilities Fund and AIM V.I. New Technology Fund;

         NOW, THEREFORE, the parties agree as follows:

         1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES


                                                      EFFECTIVE DATE OF
            NAME OF FUND                              ADVISORY AGREEMENT
            ------------                              ------------------

 AIM V.I. Aggressive Growth Fund                      May 1, 2000
 AIM V.I. Balanced Fund                               May 1, 2000
 AIM V.I. Basic Value Fund                            September 10, 2001
 AIM V.I. Blue Chip Fund                              May 1, 2000
 AIM V.I. Capital Appreciation Fund                   May 1, 2000
 AIM V.I. Capital Development Fund                    May 1, 2000
 AIM V.I. Core Equity Fund                            May 1, 2000
 AIM V.I. Dent Demographic Trends Fund                May 1, 2000
 AIM V.I. Diversified Income Fund                     May 1, 2000
 AIM V.I. Government Securities Fund                  May 1, 2000
 AIM V.I. Growth Fund                                 May 1, 2000
 AIM V.I. High Yield Fund                             May 1, 2000
 AIM V.I. International Growth Fund                   May 1, 2000
 AIM V.I. Large Cap Growth Fund                       September 1, 2003
 AIM V.I. Mid Cap Core Equity Fund                    September 10, 2001
 AIM V.I. Money Market Fund                           May 1, 2000
 AIM V.I. Premier Equity Fund                         May 1, 2000
 AIM V.I. Real Estate Fund                            April 30, 2004
 AIM V.I. Small Cap Equity Fund                       September 1, 2003
 INVESCO VIF - Core Equity Fund                       April 30, 2004
 INVESCO VIF - Dynamics Fund                          April 30, 2004
 INVESCO VIF - Financial Services Fund                April 30, 2004

 INVESCO VIF - Health Sciences Fund                   April 30, 2004
 INVESCO VIF - Leisure Fund                           April 30, 2004
 INVESCO VIF - Small Company Growth Fund              April 30, 2004
 INVESCO VIF - Technology Fund                        April 30, 2004
 INVESCO VIF - Total Return Fund                      April 30, 2004
 INVESCO VIF - Utilities Fund                         April 30, 2004

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

         The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      AIM V.I. CAPITAL APPRECIATION FUND
                           AIM V.I. CORE EQUITY FUND
                             AIM V.I. GROWTH FUND
                         AIM V.I. PREMIER EQUITY FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $250 million.............................................       0.65%
Over $250 million..............................................       0.60%


                        AIM V.I. AGGRESSIVE GROWTH FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $150 million.............................................       0.80%
Over $150 million..............................................       0.625%


                            AIM V.I. BALANCED FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $150 million.............................................       0.75%
Over $150 million..............................................       0.50%


                           AIM V.I. BASIC VALUE FUND
                       AIM V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $500 million.................................................   0.725%
Next $500 million..................................................   0.700%
Next $500 million..................................................   0.675%
Over $1.5 billion..................................................   0.65%

                            AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $350 million.............................................       0.75%
Over $350 million..............................................       0.625%


                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $2 billion...............................................       0.85%
Over $2 billion................................................       0.80%


                       AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $250 million.............................................       0.60%
Over $250 million..............................................       0.55%


                      AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $250 million.............................................       0.50%
Over $250 million..............................................       0.45%


                           AIM V.I. HIGH YIELD FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $200 million.............................................       0.625%
Next $300 million..............................................       0.55%
Next $500 million..............................................       0.50%
Over $1 billion................................................       0.45%

                      AIM V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------
First $250 million.............................................       0.75%
Over $250 million..............................................       0.70%


                        AIM V.I. LARGE CAP GROWTH FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $1 billion...............................................       0.75%
Next $1 billion................................................       0.70%
Over $2 billion................................................       0.625%


                          AIM V.I. MONEY MARKET FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

First $250 million.............................................       0.40%
Over $250 million..............................................       0.35%


                        AIM V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------

All Assets.....................................................       0.85%

                         INVESCO VIF - UTILITIES FUND
                                                                   ANNUAL RATE
                                                                   -----------

All Assets.....................................................       0.60%

                        INVESCO VIF - CORE EQUITY FUND
                          INVESCO VIF - DYNAMICS FUND
                     INVESCO VIF - FINANCIAL SERVICES FUND
                      INVESCO VIF - HEALTH SCIENCES FUND
                          INVESCO VIF - LEISURE FUND
                    INVESCO VIF - SMALL COMPANY GROWTH FUND
                         INVESCO VIF - TECHNOLOGY FUND
                        INVESCO VIF - TOTAL RETURN FUND
                                                                   ANNUAL RATE
                                                                   -----------

All Assets.....................................................       0.75%

                           AIM V.I. REAL ESTATE FUND
                                                                   ANNUAL RATE
                                                                   -----------

All Assets.....................................................       0.90%"




         2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

Date: April 30, 2004

                                              AIM VARIABLE INSURANCE FUNDS

Attest:  /s/ Lisa A. Moss                     By: /s/ Robert H. Graham
         ------------------------------           ----------------------------
         Assistant Secretary                        President

(SEAL)

                                              A I M ADVISORS, INC.

Attest:  /s/ Lisa A. Moss                     By:     Dawn M. Hawley
         ------------------------------           ----------------------------
         Assistant Secretary                        Senior Vice President

(SEAL)

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